UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 22, 2009

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51532	73-1721486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47669 Fremont Boulevard

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 979-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 22, 2009, Ikanos Communications, Inc. (the “Company”) issued a press release announcing its financial results for the first fiscal quarter ended March 29, 2009. A copy of this press release is furnished as Exhibit 99.1 to this report.

Use of Non-GAAP Financial Information

The Company is making reference to non-GAAP financial information in both the press release and on the conference call. A reconciliation of non-GAAP financial measures contained in the press release to the comparable GAAP financial measures is contained in the attached press release, and a reconciliation of this and other non-GAAP financial information provided on the conference call is contained on the Company’s web page at www.ikanos.com.

Item 8.01	Other Events

On April 22, 2009, the Company issued a press release titled “Ikanos Communications Announces Plans to Acquire Conexant’s Broadband Access Product Line.” A copy of this press release is filed as Exhibit 99.2 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release announcing the financial results of Ikanos Communications, Inc. for the first fiscal quarter ended March 29, 2009, issued April 22, 2009.*

99.2	Press release titled “Ikanos Communications Announces Plans to Acquire Conexant’s Broadband Access Product Line,” issued April 22, 2009.

*	Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

By:	/s/ Noah D. Mesel
Noah D. Mesel
Vice President and General Counsel

Date: April 22, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing the financial results of Ikanos Communications, Inc. for the first fiscal quarter ended March 29, 2009, issued April 22, 2009.*

99.2	Press release titled “Ikanos Communications Announces Plans to Acquire Conexant’s Broadband Access Product Line,” issued April 22, 2009.

*	Furnished, not filed.